UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 29, 2008
Conexant Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)
4000 MacArthur Boulevard,
Newport Beach, California 92660
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 483-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 30, 2008 that Company’s Board of Directors approved termination of the Company’s two deferred compensation plans, which were open to participation by the members of the Board of Directors and by senior management. The affairs of the plans are to be wound-up and the plans closed as soon as administratively practicable. The deferred compensation amounts associated with the Deferred Compensation Plan, as amended and restated effective April 1, 2000, will be paid out to participants as soon as administratively practicable. Deferred compensation amounts associated with the Deferred Compensation Plan, effective January 1, 2005, as amended November 14, 2007, will be paid out to participants not less than 12 months nor more than 24 months from May 30, 2008 in accordance with Treasury Regulation 409A.
     On May 30, 2008, the Board of Directors amended the cash compensation program for independent directors to assist the Company in the recruitment of new independent directors. Effective May 30, 2008 through the date of the Company’s 2009 annual meeting of shareowners, any new independent director appointed to the Board will receive a supplemental cash payment of $50,000. All other elements of independent director compensation remain unchanged.
     On May 29, 2008, the Company and Karen Roscher, the Company’s Senior Vice President and Chief Financial Officer, entered into an Amendment (the “Roscher Amendment”) to the Employment Agreement dated as of August 24, 2007 by and between the Company and Ms. Roscher (the “Roscher Employment Agreement”). Reference is made to the Company’s Current Report on Form 8-K dated September 5, 2007 for a summary description of the material terms of the Roscher Employment Agreement. A copy of the Roscher Employment Agreement was filed as Exhibit 10-k-2 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2007. The Roscher Amendment amends the Roscher Employment Agreement to provide, among other things, that (i) Ms. Roscher will be paid a retention bonus of $400,000 on December 1, 2009 if she continues to be actively employed by the Company through November 30, 2009, and (ii) the cash lump-sum payable to Ms. Roscher if the Company terminates her employment without “cause” (as defined in the Roscher Employment Agreement, as amended by the Roscher Amendment) will be equal to the sum of (A) any unpaid base salary (and any other unpaid amounts) accrued through her termination date and (B) $570,000 if her termination date is on or before November 30, 2009 without the retention bonus described in clause (i) above having been paid or $170,000 if her termination date is after November 30, 2009. Under the Roscher Employment Agreement, the cash lump-sum that was previously payable to Ms. Roscher if the Company terminated her employment without “cause” was equal to the sum of (1) any unpaid base salary (and any other unpaid amounts) accrued through her termination date, (2) her annual base salary, (3) her annual target bonus, and (4) $50,000.
     On May 29, 2008, the Company and Mark D. Peterson, the Company’s Senior Vice President, Chief Legal Officer and Secretary, entered into an Amendment (the “Peterson Amendment”) to the Employment Agreement dated as of February 18, 2008 by and between the Company and Mr. Peterson (the “Peterson Employment Agreement”). Reference is made to the Company’s Current Report on Form 8-K dated March 25, 2008 for a summary description of the material terms of the Peterson Employment Agreement. A copy of the Peterson Employment Agreement was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2008. The Peterson Amendment amends the Peterson Employment Agreement to provide, among other things, that (i) Mr. Peterson will be paid a retention bonus of $400,000 within 30 days of the date of the Peterson Amendment, provided that (A) he will not be considered to have earned such retention bonus unless he remains actively employed by the Company through the 18-month anniversary of the date of the Peterson Amendment if the Company terminates his employment for “cause” or if he resigns without “good reason” (each as defined in the Peterson Employment Agreement, as amended by the Peterson Amendment) on or before such 18-month anniversary, in which case he will be required to pay back to the Company any portion of such retention bonus actually received by him, and (B) if the Company terminates his employment without “cause” or if he resigns for “good reason” on or before such 18-month anniversary, he will be deemed to have fully earned such retention bonus, and (ii) the cash lump-sum payable to Mr. Peterson if the Company terminates his employment without “cause” or if he resigns for “good reason” will be equal to the sum of (A) any unpaid base salary (and any other unpaid amounts) accrued through his termination date and (B) $150,000. Under the Peterson Employment Agreement, the cash lump-sum that was previously payable to Mr. Peterson if the Company terminated his employment without “cause” or if he resigned for “good reason” was equal to the sum of (1) any unpaid base salary (and any other unpaid amounts) accrued through his termination date, (2) his annual base salary, (3) his annual target bonus, and (4) $50,000.
     Copies of the Roscher Amendment and the Peterson Amendment are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On June 2, 2008, the Company issued a press release reiterating financial guidance for the third quarter of fiscal year 2008 and announcing guidance for the fourth quarter of fiscal 2008. The press release is attached to this report as Exhibit 99.3 and is incorporated by reference herein.
     Starting on June 2 and through mid-June, 2008 Conexant System Inc.’s (the “Company’s”) President, Christian Scherp, and Senior Vice President and Chief Financial Officer, Karen Roscher, will be meeting with investors and financial analysts to review the Company’s transformation following the sale of its BMP business. Mr. Scherp and Ms. Roscher will also be making a presentation at the Oppenheimer Annual Communications and Technology Conference in Boston on Tuesday, June 3, 2008 to discuss the Company’s transformation following the sale of the BMP business. A copy of the Conference Presentation is posted on the Company’s Investor Relation’s website, www.conexant.com/ir, under “Webcasts and Presentations.”
     A copy of the Conference Presentation is attached to this report as Exhibit 99.4 and is incorporated by reference herein. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Conference Presentation attached hereto as Exhibit 99.4 shall be deemed to be “furnished” to the SEC and not be deemed to be “filed” with the SEC for purposes of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
     Statements made in the Conference Presentation include various aspects of the Company’s strategic, business and financial plans. Statements made in the Conference Presentation, which are not historical, are forward-looking and based on management’s estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See “Forward-Looking Statements” in the Conference Information, included in the Appendices.
Item 8.01 Other Events.
     On June 2, 2008, the Company issued a press release announcing that it plans to effect a reverse stock split of the Company’s common stock at a split ratio of 1-for-10.
     On February 20, 2008, the Company’s shareowners voted to give the Board of Directors the authority for one year to effect a reverse stock split at one of four ratios. On May 30, 2008, the Board of Directors approved a reverse stock split of the Company’s common stock at a split ratio of 1 new share for 10 old shares; there will be no change in the $0.01 par value of each share. The reverse stock split will be effective after the close of the NASDAQ Stock Market on Friday, June 27, 2008, at which time the Company’s authorized shares of common stock will be decreased from 1 billion to 100,000,000. No further shareowner approval or action is necessary.
     The reverse stock split is intended to increase the per share trading price of the Company’s common stock, which should make it more attractive to a broader range of institutional and other investors. The reverse split is also intended to satisfy the Company’s compliance with the NASDAQ price criteria for continued listing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed or funished with this report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Amendment dated as of May 29, 2008 to Employment Agreement dated as of August 24, 2007 by and between the Company and Karen Roscher.

99.2	Amendment dated as of May 29 , 2008 to Employment Agreement dated as of February 18, 2008 by and between the Company and Mark D. Peterson.

99.3	Press Release of Registrant dated June 2, 2008.

99.4	Slide presentation at Oppenheimer Annual Communications and Technology Conference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2008

Conexant Systems, Inc.
By:	/s/ Mark D. Peterson
	Name:	Mark D. Peterson
	Title:	Senior Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Amendment dated as of May 29, 2008 to Employment Agreement dated as of August 24, 2007 by and between the Company and Karen Roscher.

99.2	Amendment dated as of May 29, 2008 to Employment Agreement dated as of February 18, 2008 by and between the Company and Mark D. Peterson.

99.3	Press Release of Registrant dated June 2, 2008.

99.4	Slide presentation at Oppenheimer Annual Communications and Technology Conference.

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